UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 7, 2004

                           Portec Rail Products, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        West Virginia                   000-50543                55-0755271
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(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
       of incorporation)                                     Identification No.)

           900 Old Freeport Road, Pittsburgh, Pennsylvania, 15238-8250
         --------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 782-6000


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of businesses acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  The following exhibit is attached as part of this report:

               99.1 Press release of Portec Rail Products,  Inc. (the "Company")
                    dated May 7, 2004.

Item 12.  Results of Operations and Financial Condition

          On May 7, 2004, the Company announced its financial results for the three months ended March 31, 2004. A copy of the Company's press release is attached as exhibit 99.1 to this report.



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   Portec Rail Products, Inc.


DATE:  May 7, 2004                            By:  /s/ John S. Cooper
                                                   -----------------------------
                                                   John S. Cooper
                                                   President and Chief Executive
                                                   Officer



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                                  EXHIBIT INDEX

99.1    Press release from Portec Rail Products, Inc. dated May 7, 2004.